Exhibit 10.12

August 19, 2014

C&J Energy Services, Inc.

3900 Rogerdale

Houston, TX 77042

Attention: Randall C. McMullen, Jr.

Re:                             Joinder to Project Navy Amended and Restated Commitment Letter

Ladies and Gentlemen:

Reference is made to that certain Project Navy Amended and Restated Commitment Letter, dated as of July 15, 2014 (together with the annexes and exhibits attached thereto, the “Commitment Letter”), among C&J Energy Services, Inc., a Delaware corporation (the “Company” or “you”), Citigroup Global Markets Inc. (“CGMI”), Bank of America, N.A. (“BofA”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Wells Fargo Bank, National Association (“WF”), WF Investment Holdings, LLC (“WF Investment”), Wells Fargo Securities, LLC (“WFS”), JPMorgan Chase Bank, N.A. (“JPMCB”) and J.P. Morgan Securities LLC (“JPMS” and, together with CGMI, BofA, MLPFS, WF, WF Investment, WFS and JPMCB, the “Initial Commitment Parties”). This joinder agreement (this “Joinder Agreement”) sets forth the agreement of you and the Initial Commitment Parties regarding the joinder of Capital One, N.A. (“Capital One”), Capital One Securities, Inc. (“Capital One Securities”), Comerica Bank (“Comerica”), Amegy Bank National Association (“Amegy”), Regions Bank (“Regions”), Regions Capital Markets, a division of Regions Bank (“RCM”), The Bank of Nova Scotia (“BNS”), DNB Capital LLC (“DNB”) and DNB Markets, Inc. (“DNB Markets” and, together with Capital One, Capital One Securities, Comerica, Amegy, Regions, RCM, BNS and DNB, collectively, the “Additional Commitment Parties” and, together with the Initial Commitment Parties, the “Commitment Parties”) to the Commitment Letter to act in the roles specified below and to provide a portion of the commitments under the Commitment Letter in respect of (i) the Revolving Credit Facility, (ii) the Term B Facility and (iii) the Bridge Facility (the “Credit Facility Commitments”), and the agreement of the Additional Commitment Parties to act in such roles and provide such commitments. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter. As used herein, “Citi” means Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated herein.

1.                                      Additional Agents.

Each of the Additional Commitment Parties is pleased to commit to provide on a several, but not joint, basis the percentage of the entire principal amount of the Revolving Credit Facility, the Term B Facility and the Bridge Facility as set forth on Schedule 1 opposite such Additional Commitment Party’s name, in each case, subject to and on the terms and conditions set forth in the Commitment Letter. The parties hereto agree that, subject to the following paragraph, the percentage of the commitments, fees and economics of each of the Commitment Parties with respect to the Revolving Credit Facility, the Term B Facility and the Bridge Facility, after giving effect to this Joinder Agreement, are set forth on Schedule 1.

The Company agrees that any fees (other than Agency Fees and the Revolver Arranger Fee (as defined in the Fee Letter)) payable pursuant to the Fee Letter (as defined in the Commitment Letter) shall be allocated to the Commitment Parties in accordance with the percentages set forth on Schedule 1 hereto and shall be payable in accordance with the terms set forth in the Fee Letter.

2.                                      Titles; Etc.

It is understood and agreed that, from and after execution of this Joinder Agreement, (i) each of Capital One Securities and Comerica shall be a party to the Commitment Letter as a non-bookrunning “Senior Co-Manager” for each of the Facilities and (ii) each of Amegy, Regions, BNS and DNB Markets shall be a party to the Commitment Letter as a non-bookrunning “Co- Manager” for each of the Facilities. In addition, for the avoidance of doubt, it is understood and agreed that Citi will have “left” placement in all marketing materials and other documentation used in connection with the Facilities; provided that to the extent any other Initial Commitment Party (or one of its affiliates) is designated as Administrative Agent under the Revolving Credit Facility, such Initial Commitment Party may have “left” placement solely with respect to marketing materials and other documentation used in connection with the Revolving Credit Facility.

3.                                      Management of Syndication.

Notwithstanding anything in the Commitment Letter, the Fee Letter or this Joinder Agreement to the contrary, but in no way limiting any right of the Company thereunder or hereunder, the parties hereto agree that the Initial Commitment Parties, but not any of the Additional Commitment Parties, shall jointly manage all aspects of the syndication (including decisions as to the selection of prospective lenders to be approached, when they will be approached, when the lenders’ commitments will be accepted, which lenders will participate, the allocation of the commitments among the lenders and the amount and distribution of fees among the lenders).

4.                                      Benefit of Commitment Letter.

The parties hereto hereby agree that, except as expressly provided herein, (i) each Additional Commitment Party shall be a beneficiary of all representations and warranties made by, and agreements, acknowledgments and obligations of, the Company in the Commitment Letter to the same extent as the same are applicable to the Initial Commitment Parties (including all references to “we”, “us” or “our”) and (ii) each Additional Commitment Party is an “Additional Co-Manager” as such term is used in the Commitment Letter and that all provisions applicable to the Commitment Parties (including all references to “we”, “us” or “our”) in the Commitment Letter shall apply to each Additional Commitment Party, as applicable, as if such Additional Commitment Party were originally a party to the Commitment Letter. Each Additional Commitment Party acknowledges and agrees that its commitments (including, without limitation, its commitment to make extensions of credit on the Closing Date) and other obligations under the Commitment Letter and this Joinder Agreement are subject solely to the satisfaction of the conditions set forth in Section 1 of the Commitment Letter and (a) the conditions set forth in the section entitled “Closing Conditions” in Exhibit B to the Commitment Letter, solely in the case of the commitments with respect to the Revolving Credit Facility and the Term B Facility, (b) the conditions set forth in the section entitled “Closing Conditions” in Exhibit C to the Commitment Letter, solely in the case of the commitments with respect to the Bridge Facility, and (c) the conditions set forth in Exhibit D to the Commitment Letter and, upon satisfaction (or waiver by the Commitment Parties) of such conditions, the initial funding of the Facilities shall occur.

5.                                      Choice of Law; Jurisdiction; Waivers.

This Joinder Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Joinder Agreement and the transactions contemplated hereby will be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Joinder Agreement or the transactions contemplated hereby or the actions of the parties hereto in the negotiation, performance or enforcement hereof. Each of the parties hereto irrevocably and unconditionally (i) agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or in equity, whether in contract, tort or otherwise, against any person arising out of or in any way relating to this Joinder Agreement or the transactions contemplated hereby in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, (ii) to the fullest extent permitted by applicable law, submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or in such federal court, (iii) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such action, litigation or proceeding arising out of or relating to this Joinder Agreement in any court referred to in this Section, (iv) waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action, litigation or proceeding in any such court and (v) consents to the service of any process, summons, notice or document in any such action, litigation or proceeding by registered mail addressed to such person at its address specified on the first page of this Joinder Agreement. A final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

6.                                      Miscellaneous.

Any and all services to be provided by any Additional Commitment Party hereunder or under the Commitment Letter may be performed, and any and all rights of any Additional Commitment Party hereunder or under the Commitment Letter may be exercised, by or through any of its affiliates or branches and, in connection with the provision of such services, and to the extent so employed, such affiliates and branches shall be entitled to the benefits afforded to such Additional Commitment Party hereunder.

This Joinder Agreement, together with the Commitment Letter and the Fee Letter, collectively, sets forth the entire understanding of the parties with respect to the Facilities and the commitments and supersedes all prior agreements and understandings related to the subject matter hereof. Headings are for convenience of reference only and shall not affect the construction of, or be taken into consideration when interpreting, this Joinder Agreement. This Joinder Agreement shall be subject to the terms and provisions of Section 7 of the Commitment Letter, and such terms and provisions are hereby incorporated herein by reference. Each of the parties hereto agrees it will not disclose this Joinder Agreement or the contents hereof other than as disclosure of the Commitment Letter and the contents thereof is permitted by the Commitment Letter. Delivery of an executed signature page of this Joinder Agreement by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one agreement. The provisions of Section 5 and this Section 6 shall survive termination of this Joinder Agreement (which shall terminate concurrently with the termination of the Commitment Letter in accordance with the terms thereof). This Joinder Agreement may not be amended, modified or waived except by an instrument in writing signed by the parties hereto. The Company may not assign or delegate any of its rights or obligations hereunder without the Commitment Parties’ prior written consent (not to be unreasonably withheld or delayed) except to Red Lion or USAcq simultaneously with, or immediately prior to, the consummation of the Merger. This Joinder Agreement is intended to be solely for the benefit of the parties hereto and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and, to the extent expressly set forth herein and in the Commitment Letter, the Indemnified Parties.

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We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

Very truly yours,

CAPITAL ONE, N.A.

By:	/s/ Don Backer
Name:	Don Backer
Title:	SVP

CAPITAL ONE SECURITIES, INC.

By:	/s/ Mark Douce
Name:	Mark Douce
Title:	CCO

[Signature Page to Joinder Agreement - Commitment Letter]

COMERICA BANK

By:	/s/ Bradley Kuhn
Name:	Bradley Kuhn
Title:	AVP

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ James C. Day
Name:	James C. Day
Title:	Vice President

[Signature Page to Joinder Agreement - Commitment Letter]

REGIONS BANK

By:	/s/ Rit N. Amin
Name:	Rit N. Amin
Title:	Managing Director

REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK

By:	/s/ Rit N. Amin
Name:	Rit N. Amin
Title:	Managing Director

[Signature Page to Joinder Agreement - Commitment Letter]

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

[Signature Page to Joinder Agreement - Commitment Letter]

DNB CAPITAL LLC

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

DNB MARKETS, INC.

By:	/s/ Daniel M. Hochstadt
Name:	Daniel M. Hochstadt
Title:	Managing Director

By:	/s/ Andrew W. Druch
Name:	Andrew W. Druch
Title:	General Counsel DNB Markets, Inc.

[Signature Page to Joinder Agreement - Commitment Letter]

ACCEPTED AND AGREED
as of the date first written above:

CITIGROUP GLOBAL MARKETS, INC.

By:	/s/ Thomas Cole
Name:	Thomas Cole
Title:	Managing Director

[Signature Page to Joinder Agreement - Commitment Letter]

BANK OF AMERICA, N.A.

By:	/s/ Gerard P. Rooney
Name:	Gerard P. Rooney
Title:	Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Gerard P. Rooney
Name:	Gerard P. Rooney
Title:	Managing Director

[Signature Page to Joinder Agreement - Commitment Letter]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Casey J. Mitchell
Name:	Casey J. Mitchell
Title:	Vice President

WF INVESTMENT HOLDINGS, LLC

By:	/s/ Casey J. Mitchell
Name:	Casey J. Mitchell
Title:	Vice President

[Signature Page to Joinder Agreement - Commitment Letter]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Correne S. Loeffler
Name:	Correne S. Loeffler
Title:	Authorized Officer

[Signature Page to Joinder Agreement - Commitment Letter]

ACCEPTED AND AGREED

as of the date first written above:

C&J ENERGY SERVICES, INC.

By:	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement - Commitment Letter]

SCHEDULE 1

REVOLVING CREDIT FACILITY COMMITMENTS

Commitment Party	Commitment Percentage	Commitment Amount	Fees/Economics
Citi	14.1666%	$85,000,000	14.1666%
BofA	14.1666%	$85,000,000	14.1666%
WF	12.9166%	$77,500,000	12.9166%
JPMCB	12.9166%	$77,500,000	12.9166%
Capital One	10.4166%	$62,500,000	10.4166%
Comerica	10.4166%	$62,500,000	10.4166%
Amegy	6.25%	$37,500,000	6.25%
Regions	6.25%	$37,500,000	6.25%
BNS	6.25%	$37,500,000	6.25%
DNB	6.25%	$37,500,000	6.25%
Total:	100%	$600,000,000	100%

TERM B FACILITY COMMITMENTS

Commitment Party	Commitment Percentage	Commitment Amount	Fees/Economics
Citi	45.5%	$307,125,000	45.5%
BofA	18.2%	$122,850,000	18.2%
WF	13.65%	$92,137,500	13.65%
JPMCB	13.65%	$92,137,500	13.65%
Capital One	2.5%	$16,875,000	2.5%
Comerica	2.5%	$16,875,000	2.5%
Amegy	1.0%	$6,750,000	1.0%
Regions	1.0%	$6,750,000	1.0%
BNS	1.0%	$6,750,000	1.0%
DNB	1.0%	$6,750,000	1.0%
Total:	100%	$675,000,000	100%

BRIDGE FACILITY COMMITMENTS

Commitment Party	Commitment Percentage	Commitment Amount	Fees/Economics
Citi	46.0%	$276,000,000	46.0%
BofA	18.4%	$110,400,000	18.4%
WF Investment	13.8%	$82,800,000	13.8%
JPMCB	13.8%	$82,800,000	13.8%
Capital One	2.5%	$15,000,000	2.5%
Comerica	2.5%	$15,000,000	2.5%
Amegy	0%	$0	0%
Regions	1.0%	$6,000,000	1.0%
BNS	1.0%	$6,000,000	1.0%
DNB	1.0%	$6,000,000	1.0%
Total:	100%	$600,000,000	100%